EXHIBIT 23.2


Parella & Associates, P.A.
Certified Public Accountants



             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



We hereby consent to the incorporation of our report dated June 21, 2001 relating to the financial statements of of Peoplesway.com, Inc. in the SB-2 registration statement dated March 13, 2002 and to the reference to our firm therein under Item 13. "Experts."


/s/ Parella & Associates, P.A.
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Parella & Associates, P.A.
Pompano Beach, Florida
March 13, 2002